Item 77Q (1) - Copies of any new or amended investment advisory contracts

The Form of Amended Advisory Agreement between GuideStone
Funds (the "Trust") and GuideStone Capital Management is herein incorporated by reference to Post Effective
Amendment No. 31 to the Registration Statement on Form N-
1A (No. 333-53432) ("PEA 31") as filed with the U.S.
Securities and Exchange Commission ("SEC") on June 17,
2011.

The Form of Amended Sub-Advisory Agreement between
GuideStone Capital Management and Barrow, Hanley,
Mewhinney & Strauss, LLC is herein incorporated by reference to Post Effective Amendment No. 28 to the
Registration Statement on Form N-1A (No. 333-53432) ("PEA
28") as filed with the SEC on February 25, 2011.

The Form of Amended Sub-Advisory Agreement between
GuideStone Capital Management and Northern Trust
Investments, Inc. is herein incorporated by reference to PEA 28 to the Registration Statement on Form N-1A (No.
333-53432) as filed with the SEC on February 25, 2011.

The Form of Sub-Advisory Agreement between GuideStone
Capital Management and The Clifton Group Investment
Management Company is herein incorporated by reference to PEA 28 to the Registration Statement on Form N-1A (No.
333-53432) as filed with the SEC on February 25, 2011.

The Form of Sub-Advisory Agreement between GuideStone
Capital Management and Tradewinds Global Investors, LLC is herein incorporated by reference to PEA 28 to the Registration Statement on Form N-1A (No. 333-53432) as filed with the SEC on February 25, 2011.

The Form of Amended Sub-Advisory Agreement between
GuideStone Capital Management and BlackRock Advisors, LLC is herein incorporated by reference to Post Effective
Amendment No. 29 to the Registration Statement on Form N-
1A (No. 333-53432) as filed with the SEC on April 28,
2011.

The Form of Sub-Advisory Agreement between GuideStone
Capital Management and American Century Investment
Management, Inc. is herein incorporated by reference to PEA 31 to the Registration Statement on Form N-1A (No.
333-53432) as filed with the SEC on June 17, 2011.

The Form of Sub-Advisory Agreement between GuideStone
Capital Management and AQR Capital Management, LLC is herein incorporated by reference to PEA 31 to the Registration Statement on Form N-1A (No. 333-53432) as filed with the SEC on June 17, 2011.

The Form of Sub-Advisory Agreement between GuideStone
Capital Management and Shenkman Capital Management, Inc.
is herein incorporated by reference to PEA 31 to the Registration Statement on Form N-1A (No. 333-53432) as filed with the SEC on June 17, 2011.

The Form of Sub-Advisory Agreement between GuideStone
Capital Management and The Clifton Group Investment
Management Company is herein incorporated by reference to PEA 31 to the Registration Statement on Form N-1A (No.
333-53432) as filed with the SEC on June 17, 2011.

The Form of Sub-Advisory Agreement between GuideStone
Capital Management and Turner Investment Partners, Inc.
is herein incorporated by reference to PEA 31 to the Registration Statement on Form N-1A (No. 333-53432) as filed with the SEC on June 17, 2011.